                               Janus Aspen Series
                           Large Cap Growth Portfolio

                       Supplement dated January 24, 2006
                      to Currently Effective Prospectuses

Effective February 1, 2006, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectuses:

David J. Corkins is Executive Vice President and Portfolio Manager of Large Cap Growth Portfolio, which he has managed since February 2006. Mr. Corkins managed Growth and Income Portfolio from May 1998 to December 2003. He is also Portfolio Manager of other Janus accounts. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.